EXHIBIT 23(a)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated April 27, 2000 included in Drexler Technology Corporation's Form 10-K for the year ended March 31, 2000 and to all references to our Firm included in this Registration Statement.


                                              /s/  Arthur Andersen LLP

                                              ARTHUR ANDERSEN LLP
San Jose, California
January 16, 2001